SUPPLEMENT DATED AUGUST 30, 2024
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF
FCF INTERNATIONAL QUALITY ETF (TTAI)
FCF US QUALITY ETF (TTAC)
(each a “Fund” and, together, the “Funds”)
each a series of TrimTabs ETF Trust (the “Trust”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

FCF Advisors LLC (“FCF”), the investment adviser of each Fund, has entered into a definitive agreement with Abacus Life, Inc. (“ABL”), a pioneering alternative asset manager specializing in longevity and actuarial technology, pursuant to which ABL will acquire FCF (the “Transaction”).  The Transaction is expected to close in the fourth quarter of 2024, subject to customary closing conditions.

The Transaction will cause the investment advisory agreement between FCF and the Trust, on behalf of each Fund, to automatically terminate as required by law.  The Board of Trustees of the Trust (the “Board”) has approved a new investment advisory agreement for each Fund. In connection with the Transaction, the Board has also approved the nomination of two new members to the Board (the “Trustee Nominees”).

The Board has determined to present the new investment advisory agreement and Trustee Nominees to shareholders of the Funds for their approval at a special meeting of shareholders (the “Special Meeting”).  In advance of the Special Meeting, shareholders entitled to vote at the Special Meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement, as well as information about the Trustee Nominees.  Information pertaining to the time and place of the Special Meeting, including the record date for shareholders entitled to vote at the Special Meeting, will also be disclosed in those proxy materials.

Please keep this supplement with your Prospectus for future reference.